UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

INDIA GLOBALIZATION CAPITAL, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814

(Address of principal executive offices)    (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

India Globalization Capital, Inc.

October 1, 2018

Item 8.01	Other Events

The Prospectus Supplement of India Globalization Capital, Inc. (the “Company”) filed under Rule 424 (b)(5) (SEC File No. 333-224082) on October 1,2018 inadvertently indicated in the sections “The Offering” and  “Risk Related to this Offering--Future sales of common stock by us could cause our stock price to decline and dilute your ownership percentage in our Company” that the exercise price of the Company’s 11,656,6888 public warrants is currently $5.00 per share. Instead, as disclosed in the Company’s previous public filings, including previous Prospectus Supplements, the exercise price of the Company’s public warrants for one share of the Company’s Common Stock is $50.00 per share.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: October 1, 2018	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer